UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Village Farms International, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE AND PROXY STATEMENT

for the

Annual Meeting of Shareholders

to be held on June 2, 2026

April 29, 2026

Village Farms International, Inc.

Notice of 2026 Annual Meeting of Shareholders

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of shareholders of Village Farms International, Inc. (the “Company”) will be held virtually via live audio webcast online at https://meetnow.global/MSQUUTD on June 2, 2026 at 12:00 P.M. Eastern time.

What the Meeting is About

We will be seeking shareholder votes on the items of business at the Meeting:

1.
to elect the directors to serve until the 2027 Annual Meeting of Shareholders or until their successors are elected or appointed;
2.
to approve the compensation of the Company’s named executive officers on an advisory, non-binding basis; and
3.
to appoint KPMG LLP as the independent registered public accounting firm to serve as the Company's independent auditor for the fiscal year ending December 31, 2026, and authorizing the directors to fix their remuneration.

In addition, at the Meeting, we will receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2025, including the auditor's report therein; and we will transact such other business as may be properly brought before the Meeting or any adjournment or postponement thereof.

The proxy statement accompanying this notice of meeting provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

You are entitled to receive notice of and vote at the Meeting, or any adjournment, if you are a holder of common shares of the Company (the “Shares”) at the close of business on April 28, 2026 (the “Record Date”).

You have the right to vote your Shares on items 1 through 3 listed above and any other items that may properly come before the Meeting or any adjournment.

On or about May 6, 2026, we will mail to our Shareholders this Notice of 2026 Annual Meeting of Shareholders, the Proxy Statement, and a form of proxy.

The Meeting will be held virtually, via live audio webcast at https://meetnow.global/MSQUUTD, on June 2, 2026, at 12:00 p.m. Eastern time. To attend and participate, shareholders as of Record Date will need a 16-digit control number, included either on your proxy form or voting instruction form, as applicable Notice of Meeting.

If you are not able to be participate at the Meeting, please exercise your right to by signing and returning the form of proxy or voting instruction form in the return envelope to the Company's registrar and transfer agent, Computershare Investor Services Inc. (“Computershare”) at their offices located at 100 University Avenue, 9th Floor, Toronto, ON M5J 2Y1, by mail, or by fax at 1-800-517-4553, or by email at www.investorvote.com no later than 12:00 p.m. (Eastern time) on May 29, 2026 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

You are cordially invited to attend our virtual Meeting, but whether or not you expect to attend (via the Internet), you are urged to read our Proxy Statement and to vote and submit your proxy by following the voting procedures described in Notice of Meeting the voting instruction form or on the proxy card, as applicable.

BY ORDER OF THE BOARD OF DIRECTORS

John R. McLernon

Chairman

April 29, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2026.

Our Notice of 2026 Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Company’s website at www.villagefarms.com in the Investors section under Shareholder Materials.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

The information contained in this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies to be used at the annual meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (the “Shares”) of Village Farms International, Inc. (the “Company”, “Village Farms”, “we” or “our”) to be held on June 2, 2026 at 12:00 P.M. (Eastern time) via live audio webcast online at https://meetnow.global/MSQUUTD and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally or by electronic means by directors, officers, employees or agents of the Company. On or about May 6, 2026, we will mail to our Shareholders the Notice of Meeting, this Proxy Statement, the Company's annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and a form of proxy (collectively, the “proxy materials”). The solicitation of proxies by this Proxy Statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by Village Farms.

The information contained in this Proxy Statement is given as at April 29, 2026 except where otherwise noted. All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars, unless otherwise indicated.

QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES

What is the date, time and place of the Meeting?

You can attend the Meeting by joining the live webcast online at https://meetnow.global/MSQUUTD which will commence at 12:00 P.M. (Eastern time) on June 2, 2026. For details on how to attend and participate in the virtual Meeting, see “How do I attend and participate in the virtual Meeting?” below.

Who can vote at the Meeting?

Only Shareholders as of the close of business on the Record Date, being April 28, 2026 (the “Record Date”), are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the accompanying proxy card.

At the close of business on the Record Date, 114,288,686 Shares were issued and outstanding.

Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting. Shares of Village Farms are the only securities of Village Farms which will have voting rights at the Meeting.

How do I attend and participate in the virtual Meeting?

How you vote depends on whether you are a registered or a non-registered Shareholder. Please read the voting instructions below that are applicable to you.

In order to attend the Meeting, registered Shareholders, duly appointed proxyholders (including non-registered Shareholders who have duly appointed themselves as proxyholder) and guests (including non-registered Shareholders who have not duly appointed themselves as proxyholder) must log in online as set out below.

To participate in the Meeting, Shareholders will need to visit https://meetnow.global/MSQUUTD and log-in using the 16-digit control number included either on your proxy form or voting instruction form, as applicable. The Meeting platform is fully supported across browsers and devices running the most updated version of applicable software plug-ins. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the Meeting. The Meeting will begin promptly at 12:00 p.m. (Eastern time) on June 2, 2026. Online check-in will begin starting 15 minutes prior, at 11:45 a.m. (Eastern time). You should allow ample time for online check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. The webcast Meeting allows you to attend the Meeting live, submit questions and submit your vote while the Meeting is being held if you have not done so in advance of the Meeting.

Guests will be able to attend the Meeting through the live webcast only, by joining the webcast as a guest at https://meetnow.global/MSQUUTD. They will not be able to submit questions or vote.

You may ask a question during the Meeting by typing your question into the “Ask a Question” field and clicking “Submit”.

You must first join the Meeting as described above in “How do I attend and participate in the virtual Meeting?”.

What is the quorum for the Meeting?

The presence at the opening of the Meeting of two persons who are entitled to vote either as Shareholders or as proxy holders and holding or representing not less than 33 1⁄3% of the outstanding Shares entitled to vote at the Meeting as of the Record Date will constitute a quorum for the transaction of business at the Meeting. In general, Shares represented by a properly signed and returned proxy card, or properly voted by Internet or telephone, or voted by your broker will be counted as Shares present and entitled to vote at the Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

What does it mean to vote by proxy?

Voting by proxy means that you are giving the person or people named on your proxy form (the “proxy holder”) the authority to vote your Shares for you at the Meeting or any adjournment.

The Company representatives named on the proxy form will vote your Shares for you, unless you appoint someone else to be your proxy holder. You have the right to appoint a person to represent you at the Meeting other than the persons named on the proxy form. If you want to appoint someone else, you can insert that person’s name in the blank space provided in the form of proxy. That other person does not need to be a Shareholder of the Company. See Appointee Instructions below.

Computershare must receive your completed proxy form or voting instructions form by 12:00 p.m. Eastern time on May 29, 2026, or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

What’s the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your Share certificate or in the registers of the Company maintained by Computershare. Your proxy form tells you whether you are a registered Shareholder. We mail copies of the proxy materials directly to registered Shareholders.

Non-Registered (or Beneficial) Shareholders

You are a non-registered (or beneficial) Shareholder if your bank, trust company, securities broker or other financial institution holds your Shares for you (as your nominee). For most of you, your voting instruction form or proxy tells you whether you are a non-registered (or beneficial) Shareholder. In accordance with Canadian securities law and the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have distributed copies of the proxy materials to intermediaries (such as securities brokers or financial institutions) for onward distribution to those non-registered or beneficial Shareholders to whom we have not sent the proxy materials directly. The intermediaries are required to forward proxy materials to non-registered or beneficial Shareholders unless a non-registered or beneficial Shareholder has waived the right to receive them. Very often, intermediaries will use a service company (such as Broadridge) to forward the proxy materials to non-registered or beneficial Shareholders.

How do I vote?

Most non-registered or beneficial Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form (“VIF”). Registered Shareholders will, and some non-registered (beneficial)

Shareholders may, receive a form of proxy. Shareholders should follow the procedures set out below, depending on what type of form they receive.

VOTE BY INTERNET:

Registered shareholders: To vote by Internet, visit www.investorvote.com or scan the QR Code to access the website. You will need your 15-digit control number located on the form of proxy.

Non-registered shareholders: To vote by Internet, visit www.proxyvote.com or scan the QR Code to access the website. You will need your 16-digit control number located on the voting instruction form.

VOTE BY MAIL:

Registered shareholders: Return the completed, signed and dated form of proxy by mail in the business reply envelope to: Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, ON M5J 2Y1.

Non-registered shareholders: Return the completed, signed and dated voting instruction form by mail in the business reply envelope to: Data Processing Centre, P.O. Box 3700 STN Industrial Park, Markham, ON L3R 9Z9.

VOTE BY TELEPHONE:

Registered shareholders: As an alternative, you may enter your vote instruction by telephone at 1-866-732-VOTE (8683) Toll Free or 312-588-4290 Direct Dial. You will need your 15-digit control number located on the form of proxy.

Non-registered shareholders: As an alternative, you may enter your vote instruction by telephone at 1-800-474-7493 (English) or 1-800-474-7501 (French). You will need your 16-digit control number located on the voting instruction form.

If a non-registered Shareholder wishes to attend the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete, sign and return the VIF in accordance with the directions provided.

Appointee Instructions

You are encouraged to appoint yourself or such other person (other than the named proxy holders) online at www.investorvote.com as this will reduce the risk of any mail disruptions in the current environment and will allow you to share the Appointee Information you have created with any other person you have appointed to represent you at the Meeting more easily. If you do not designate the Appointee Information when completing your form of proxy or voting information form or if you do not provide the exact Appointee Identification Number and Appointee Name to any other person (other than the named proxy holders) who has been appointed to access and vote at the Meeting on your behalf, that other person will not be able to access the Meeting and vote on your behalf.

You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Meeting. Appointees can only be validated at the Virtual Shareholder Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter.

IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. If the non-registered Shareholder does not wish to attend the virtual Meeting (or have another person participate and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete the form of proxy and deposit it with Computershare Investor Services Inc. at: 100 University Avenue, 9th Floor, Toronto, ON M5J 2Y1 as described above. If a non-registered Shareholder wishes to participate and vote at the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must strike out the names of the persons named in the proxy and insert the non-registered Shareholder’s (or such other person’s) name in the blank space provided. See above “Appointee Instructions”.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The proxy materials are being sent or made available to both registered and non-registered owners of Shares. The Company is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Company does not intend to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials. An objecting beneficial owner will not receive the proxy materials unless the objecting beneficial owner’s intermediary assumes the cost of delivery.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

•
Item No. 1—electing directors to serve until the 2027 Meeting of Shareholders or until their successors are elected or appointed;
•
Item No. 2—approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis; and
•
Item No. 3—appointing an independent registered public accounting firm to serve as the Company's independent auditor for the fiscal year ending December 31, 2026 and authorizing the directors to fix their remuneration.

In addition, at the Meeting, we will be receiving the financial statements of the Company for the fiscal year ended December 31, 2025, including the auditor’s report thereon; however, no Shareholder vote will be taken on this matter. In addition, we may be transacting such other business as may be properly brought before the Meeting. As of the date of this Proxy Statement, the Board of Directors (the “Board”) is not aware of any such other business.

How does the Board recommend that I vote?

Our Board recommends that each Shareholder vote “FOR” each of the applicable proposals listed above.

What votes may I cast with regard to each proposal?

You can choose to vote “For” or “Withhold” for Item Nos. 1 and 3 and “For” or “Against” for Item 2. The Shares represented by the proxy form will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

If you return your proxy form or voting instruction form and do not tell us how you want to vote your Shares, your Shares will be voted “FOR” each director nominee and each proposal by the management representatives named in the proxy.

The form of proxy confers discretionary authority upon the management representatives designated in the form of proxy with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters.

What vote is required in order to approve each proposal?

•
Item No. 1: Under our Majority Voting Policy (as defined below), a director nominee will be considered to have been elected to the Board if he or she receives a greater number votes “For” than votes “Withhold”.
•
Item No. 2: The approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis requires votes "For" by the majority of the votes cast at the Meeting in order for such item to be considered approved by the Company’s Shareholders on an advisory, non-binding basis, and votes cast only include those votes cast "For" or "Against" the proposal.
•
Item No. 3: The appointment of an independent registered public accounting firm to serve as the Company's independent auditor and authorizing the directors to fix their remuneration requires votes "For" by a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Withhold” the proposal.

What impact does a “Withhold”, “Against” or "Abstain" vote have?

•
Item No. 1: If you select “Withhold” with respect to the election of a nominee, your vote will have no effect on the votes cast for the purposes of electing such nominee but will be considered in the application of our Majority Voting Policy which is described below.
•
Item No. 2: If you select “Against”, your vote will have the same effect as a "Withhold" vote. If you select "Abstain", your vote will have no effect on the outcome of Item No. 2.
•
Item No. 3: If you select “Withhold”, your vote will have no effect on the votes cast for the purposes of appointing an independent registered public accounting firm to serve as the Company's independent auditor and authorizing the directors to fix their remuneration.

What is the effect if I do not cast my vote?

If as a registered Shareholder you do not cast your vote in person or by proxy, no votes will be cast on your behalf on any of the proposals.

If you are a U.S. beneficial Shareholder with an intermediary, you must instruct your U.S. intermediary how to vote your Shares. If, as a U.S. non-registered or beneficial Shareholder, you do not instruct your intermediary on how to vote on any of the proposals at the Meeting, the intermediary has discretionary authority to vote your Shares on Item No. 3, but the intermediary does not have discretionary authority to vote your Shares on the rest of the proposals or any non-routine item, so a “broker non-vote” will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

How do I change my vote?

A registered Shareholder who has given a proxy may revoke that proxy and change a vote by:

(a)
completing and signing a proxy bearing a later date and depositing it with Computershare Investor Services Inc. as described above;
(b)
depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing at our registered office at any time before 12:00 p.m. (Eastern time) on May 29, 2026, or on the last business day before any adjournment of the Meeting at which the proxy is to be used, or
(c)
in any other manner permitted by law.

A non-registered or beneficial Shareholder may revoke a voting instruction form or a waiver of the right to receive proxy materials and to vote given to an intermediary or to the Company, as the case may be, at any time by written notice to the intermediary or the Company, except that neither an intermediary nor the Company is required to act on a revocation of a voting instruction form or on a waiver of the right to receive materials and to vote that is not received by such intermediary or the Company, at least seven days prior to the Meeting.

What does it mean if I receive more than one set of proxy materials?

This means that you own Shares that are registered under different accounts. For example, you may own some Shares directly as a registered Shareholder and other Shares as a non-registered beneficial Shareholder through an intermediary, or you may own Shares through more than one such organization. In these situations, you will receive multiple sets of the Notice of Meeting proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet or telephone by following the instructions on the Notice of Meeting and in your proxy materials.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by mail but the Company’s directors, officers and regular employees may also solicit proxies personally, by telephone or other means. The Company will bear all costs of the solicitation, including the printing, handling and mailing of the proxy materials. The Company has arranged for intermediaries to forward the proxy materials to non-registered or beneficial Shareholders of record, and the Company may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

How can I make a Shareholder proposal for the 2027 Annual Meeting?

If you want to propose a matter for consideration at our 2027 Annual Meeting, then that proposal must be received at our registered office at 79 Wellington Street West, Suite 3300, Toronto, Ontario, Canada, M5K 1N2 no later than April 3, 2027, (which is the deadline for a proposal to be valid under the Business Corporations Act (Ontario) (the “OBCA”)), which is later than the January 6, 2027 deadline for Shareholder proposals (including nominations of directors by Shareholders) to be submitted for inclusion in our proxy statement under Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What if amendments are made to the proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, the Shares will be voted by the appointed proxy holder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Shares represented by your proxy holders will be voted in accordance with the best judgment of the proxy holders.

Who will tabulate the votes?

We currently expect that Computershare will tabulate the votes and be our scrutineer for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be announced via press release and filed with the Canadian securities regulatory authorities on SEDAR+ at www.sedarplus.ca and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at www.sec.gov within four business days of the Meeting.

Who may adjourn the Meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the Meeting and entitled to vote even when such Shareholders do not constitute a quorum.

What if I have technical difficulties or trouble accessing the Meeting webcast?

We encourage you to test your computer and internet browser prior to the Meeting at the Meeting URL https://meetnow.global/MSQUUTD. If you encounter any difficulties accessing the Meeting during the check-in or Meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical difficulties may arise during the course of the Meeting. The Chair of the Meeting has discretion as to whether and how the Meeting should proceed if a technical difficulty arises. In exercising this discretion, the Chair of the Meeting will have regard to the number of Shareholders impacted and the extent to which participation in the business of the Meeting is affected. Where the Chair of the Meeting considers it appropriate, the Chair of the Meeting may continue to hold the Meeting and transact business, including conducting a poll and voting in accordance with valid proxy instructions. For this reason, Shareholders are encouraged to complete and submit their form of proxy or voting instruction form in advance of the Meeting even if they plan to attend the Meeting online.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and are subject to the safe harbor created by those sections. This Proxy Statement also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “contemplate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include those described in our filings with the SEC, including under "Risk Factors" in our Annual Report. A copy of this document can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR+ at www.sedarplus.ca; however, we will promptly provide a copy of this document to any Shareholder of the Company free of charge upon request. All forward-looking statements in this Proxy Statement speak only as of the date of this Proxy Statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

VOTING SECURITIES

As of April 28, 2026, 114,288,686 Shares were issued and outstanding. Each holder of Shares of record at the close of business on April 28, 2026, the Record Date established for notice of the Meeting, will be entitled to one vote for each Share held on all matters proposed to come before the Meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The table below sets forth information known to us regarding the beneficial ownership of our Shares as of April 28, 2026, for:

•
each person the Company believes beneficially holds more than 5% of our outstanding Shares based solely on our review of SEC filings;
•
each of our directors and director nominees;
•
each of the named executive officers named in the Summary Compensation Table (we collectively refer to these persons as our “named executive officers”, “Named Executive Officers” or “NEOs”); and
•
all of our directors and executive officers as a group.

The number of Shares beneficially owned by a person includes Shares subject to Share options (“Options”) held by that person that are currently exercisable or that become exercisable within 60 days of April 28, 2026. Percentage calculations assume, for each person and group, that all Shares that may be acquired by such person or group pursuant to Options currently exercisable or that become exercisable within 60 days of April 28, 2026, are outstanding for the purpose of computing the percentage of Shares owned by such person or group. However, such unissued Shares described above are not deemed to be outstanding for calculating the percentage of Shares owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table. The percentages shown below are based on an aggregate total of 114,288,686 outstanding Shares as of April 28, 2026, plus the number of Shares underlying Options, restricted stock awards, and conversion instruments for the beneficial owner that are convertible or exercisable within 60 days for the indicated beneficial owner.

Name of Beneficial Owner	Ownership or Control Over Shares	Percentage of Shares beneficially owned
Greater than 5% Shareholders:
Michael A. DeGiglio (also a Director and NEO) c/o Village Farms, 90 Colonial Center Parkway Suite 100, Lake Mary, FL 32746 (1)	10,055,775	8.8%
Directors and Named Executive Officers:
John P. Henry (2)(3)	460,712	*
John R. McLernon (2)(4)	531,312	*
Christopher C. Woodward (2)(5)	590,917	*
David Holewinski (2)(6)	506,380	*
Kathleen M. Mahoney (2)(7)	239,075	*
Carolyn Hauger (2)	94,810	*
Stephen C. Ruffini (2)(8)	1,861,333	1.6%
Ann Gillin Lefever (2)(9)	705,011	*
All Directors and Executive Officers as a Group (nine Persons) (10)	15,045,325	13.2%

* Denotes less than 1% beneficial ownership.

(1)
Consists of 9,622,441 Shares and Options to purchase 433,334 Shares that are exercisable within 60 days of April 28, 2026.
(2)
The address of each of the directors and NEOs is c/o Village Farms International, 90 Colonial Center Parkway, Suite 100, Lake Mary, FL 32746.
(3)
Consists of 193,142 Shares and Options to purchase 267,570 Shares that are exercisable within 60 days of April 28, 2026.
(4)
Consists of 239,742 Shares and Options to purchase 291,570 Shares that are exercisable within 60 days of April 28, 2026.
(5)
Consists of 313,347 Shares and Options to purchase 277,570 Shares that are exercisable within 60 days of April 28, 2026.
(6)
Consists of 274,810 Shares and Options to purchase 231,570 Shares that are exercisable within 60 days of April 28, 2026.
(7)
Consists of 116,810 Shares and Options to purchase 122,265 Shares that are exercisable within 60 days of April 28, 2026.
(8)
Consists of 1,194,666 Shares and Options to purchase 666,667 Shares that are exercisable within 60 days of April 28, 2026.
(9)
Consists of 205,011 Shares and Options to purchase 500,000 Shares that are exercisable within 60 days of April 28, 2026.
(10)
Consists of 12,262,124 Shares and Options to purchase 2,790,546 Shares that are exercisable within 60 days of April 28, 2026.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and executive officers, we believe that all the Section 16(a) filing requirements for our executive officers, directors and greater than 10% Shareholders for the year ended December 31, 2025, were filed in a timely manner except for Orville Bovenschen who reported his initial statement of beneficial ownership of securities on Form 3 late. Mr. Bovenschen's Form 3 was filed with the SEC on June 13, 2025.

RECEIPT OF FINANCIAL STATEMENTS

At the Meeting, Shareholders will receive the financial statements of the Company for the fiscal year ended December 31, 2025 and the auditor’s reports thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken.

ITEM NO. 1—ELECTION OF DIRECTORS

Pursuant to the articles of the Company, the number of directors of the Company is set at a minimum of three and a maximum of ten, and the Board is authorized to determine the actual number of directors to be elected from time to time. The Company currently has eight directors, seven of which are being proposed for nomination at the Meeting. Unless they resign, all directors elected at the Meeting will hold office until our next annual meeting of Shareholders or until their successors are elected or appointed.

In April 2013, the Company adopted a majority voting policy (the “Majority Voting Policy”), which was amended on May 10, 2017, and applies to this election of directors. Under such policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withhold” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. The Board will refer the resignation to the Corporate Governance and Nominating Committee for consideration and for recommendation to the full Board. Within 90 days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Both the Board and Corporate Governance and Nominating Committee will promptly accept the resignation absent exceptional circumstances. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).

The following incumbent directors of the Company are nominated for election at the Meeting.

Name	Age	Position
John R. McLernon	85	Chairman of the Board of Directors*
John P. Henry	78	Director*
David Holewinski	87	Director*
Kathleen M. Mahoney	71	Director*
Christopher C. Woodward	69	Director*
Carolyn Hauger	64	Director*
Michael A. DeGiglio	71	Chief Executive Officer and Director

* Denotes independent director within the meaning of Nasdaq and SEC rules and regulations.

In light of Mr. Stephen C. Ruffini's anticipated transition within the Company into a role focused on strategic mergers and acquisitions activities, the Company determined not to nominate him for re-election as a director.

Business Experience of Directors

John R. McLernon – Chairman of the Board of Directors

Mr. McLernon has been the Chairman and a director of the Company since 2006. Mr. McLernon is President of McLernon Consultants Ltd. He is Honorary Chairman and Co-Founder of Colliers International (“Colliers”), a global commercial real estate services company operating from 485 offices in 65 countries. He served as Chairman and Chief Executive Officer of Colliers from 1977 to 2002 and as Chairman until December 2004. Mr. McLernon also serves as a director of City Office REIT (NYSE) and Canadian Urban Ltd., a private company, and previously served as a director of A&W Revenue Royalties Income Fund.

The Board has concluded that Mr. McLernon should continue to serve on the Board based on his many years of executive experience with a global organization, as a board of director on both private and public companies and general business knowledge.

John P. Henry – Director

Mr. Henry has been a director of the Company since 2006. From 1981 to 2000, Mr. Henry was employed by Ocean Spray Cranberries, Inc. (“Ocean Spray”), retiring as Senior Vice-President of Grower Relations and

Chief Financial Officer in 2000. Ocean Spray grew from $400 million to $1.3 billion in revenues during his tenure. Mr. Henry also served as a Director of Nantucket Allserve Inc., a majority owned subsidiary of Ocean Spray. From 1980 to 1981, he was Chief Financial Officer of Castle Toy Co, Inc., and prior to that, Mr. Henry was employed by Laventhol and Horwath providing auditing, consulting, and tax services to large public and private companies. He received a Bachelor of Science degree in Business Administration and a Master in Taxation degree from Bryant College in Smithfield, Rhode Island. Mr. Henry is a non-practicing Certified Professional Accountant in the State of Rhode Island.

The Board has concluded that Mr. Henry should continue to serve on the Board based on his many years of executive management experience and industry expertise and financial expertise.

David Holewinski – Director

Mr. Holewinski has been a director of the Company since 2011. Mr. Holewinski is a Management Consultant. He served as a director of Agro Power Development Inc. (“APDI”) from 2004 until October 2006. Between 1995 and 2000, Mr. Holewinski served as Senior Vice President of Business Development for APDI. Mr. Holewinski has co-founded two biotechnology companies, co-founded a company with computer and internet security, as well as co-founded a company with novel precast concrete technology for the construction industry. Between 1983 and 1988, Mr. Holewinski was a Manager of Business Development for ConAgra Foods, Inc. Mr. Holewinski has a Bachelor of Arts degree from Pennsylvania State University and a Master of Business Administration degree from Harvard University.

The Board has concluded that Mr. Holewinski should continue to serve on the Board based on his many years of executive management experience and business development acumen.

Kathleen M. Mahoney – Director

Ms. Mahoney has been a director of the Company since 2023. Most recently, Ms. Mahoney served for more than 15 years in executive level operational and legal positions with SpartanNash Company (Nasdaq: SPTN), a Fortune 400 grocery and consumer goods distributor, wholesaler and retailer, and its predecessor Nash Finch Company. Prior to her tenure with SpartanNash, Ms. Mahoney practiced law for more than 20 years, including as Managing Partner at Larson King, LLP, and Partner at Oppenheimer Wolff & Donnelly. Ms. Mahoney began practicing law as Special Assistant Attorney General with the Minnesota Attorney General's Office. Ms. Mahoney has received grocery industry recognition throughout her career, having been named one of the 100 Most Influential Women in Michigan by Crain’s (2016), a Woman of Influence in the Food Industry by the Griffin Report (2018), a Top Woman in Grocery by Progressive Grocer (2012 and 2019), and a Women in Business Industry Leader by the Minneapolis St. Paul Business Journal (2011). Ms. Mahoney is a former member of the National Association of Corporate Directors, and a former member of the Grand Rapids, MI Chamber of Commerce Governance Committee and the Policy Committee and has more than 25 years of nonprofit board service, including serving in the role of Chair. She holds a JD, cum laude, from Syracuse University Collage of Law.

The Board has concluded that Ms. Mahoney should continue to serve on the Board based on her many years of executive management experience, her legal and governance expertise and her general business knowledge.

Carolyn Hauger - Director

Ms. Hauger became a director of the Company in May 2024. She is currently the Chief Financial Officer of Ten-Nine Technologies, a battery nanotechnology additives company and also serves as an Independent Director and Audit Chair for Jericho Energy Ventures (TSX:JEV). Prior to this, she was the CFO of Lion, Inc. (2017 – 2021), Divisional CFO & Senior Vice President of Clopay Plastics (2012 – 2017) and Senior Manager of Ernst & Young (2010-2012). Her previous experience also includes a 25-year career with Procter & Gamble as both a Divisional CFO and a Manufacturing Operations Leader. Ms. Hauger holds an Advisory Board position with Metal Resource Solutions, Inc. She holds a BS in Chemical Engineering from The Pennsylvania State University and an MBA in Finance and Accounting from Xavier University.

The Board has concluded that Ms. Hauger should continue to serve on the Board based on her many years of global executive management and financial expertise as well as her public company board experience.

Christopher C. Woodward – Director

Mr. Woodward has been a director of the Company since 2006. Prior to the purchase of the Canadian assets, he served as a Trustee of Hot House Growers and its previous companies. Mr. Woodward serves as chair or director of a number of private and public companies as well as charitable institutions. These include the P.A. Woodward Medical Foundation, Brentwood College and Second Street.Org. He is currently Chair of the Keg Royalty Trust, Vice Chair of Cambie Surgery Corp, and Director of the Great Western Brewery. He is past Chair of the Vancouver Coastal Health Authority and Providence Health Care. Mr. Woodward received his Bachelor of Arts (Economics) degree from the University of Western Ontario.

The Board has concluded that Mr. Woodward should continue to serve on the Board based on his many years of serving as a board of director on both private and public companies and general business knowledge.

Michael A. DeGiglio – Chief Executive Officer and Director

Mr. DeGiglio, Director and Chief Executive Officer of the Company. Mr. DeGiglio is a founder of Village Farms International through predecessor companies and has served as its Director and Chief Executive Officer since its inception in 1989. Mr. DeGiglio joined EcoScience Company (Nasdaq) a bio-technology company, in November 1992 upon its acquisition of Agro-Dynamics Inc., a company Mr. DeGiglio founded in 1984 and where he served as President since its inception. Additionally, he served as President and Chief Executive Officer of EcoScience from 1995 until its merger with Village Farms in 1999. Prior to commencing his business career in 1983, Mr. DeGiglio served on active duty in the United States Navy from 1976 through 1983, and in the Naval Air reserves from 1983 through 2001, retiring at the rank of Captain. Throughout his Naval career, Captain DeGiglio held multiple Department head positions, successfully completed a tour as Commanding Officer of a jet squadron, performed multiple tours overseas, accumulated over 5,000 hours of military flight time, and completed numerous senior management and military courses. Mr. DeGiglio received a Bachelor of Science degree in Aeronautical Science from Embry Riddle Aeronautical University (ERAU) in Daytona Beach, Florida. He has served as the former Chairman of the Presidential Advisory Board of ERAU. Mr. DeGiglio is also a member of the board of directors for Vanguard Food, LP.

The Board has concluded that Mr. DeGiglio should continue to serve on the Board based on his business skills, leadership experience, his experience in the agriculture industry, general business knowledge and due to his position as President and CEO.

Other Directorships

Other than as indicated within this section under the caption titled “Business Experience of Directors” above, none of our directors hold or have been nominated to hold a directorship in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1933, as amended, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Family Relationships

There are no family relationships between any director and executive officer.

Involvement in Certain Legal Proceedings

No director is, to the knowledge of the Company as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days, (ii) was subject to cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, (iii) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, (iv) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromised with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, or (v) has been involved in any criminal convictions or proceedings, order or judgment or decree limiting the person from engaging in any type of business or securities, nor found by a court or the SEC to have violated a United States federal or state securities law nor found by a court or the Commodity Futures Trading Commission to have violated any United States federal commodities law.

No director of the Company has been subject, to the knowledge of the Company, to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder.

Board Recommendation

The Board recommends a vote FOR the election of all nominees for directors named in this Proxy Statement.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board believes that sound corporate governance practices are essential to contributing to the effective and efficient decision-making of management and the Board and to the enhancement of Shareholder value. The Board and management believe that the Company has a sound governance structure in place for both management and the Board. Of particular note, the Company has:

•
established a written mandate of the Board;
•
established a written charter for the Audit and Risk Committee;
•
established a written charter for the Compensation Committee;
•
established a written charter for the Corporate Governance and Nominating Committee;
•
established a written Disclosure Policy
•
established a written Insider Trading Policy; and
•
established a written Code of Ethics and Whistleblower Policy.

Each of the committee charters and all corporate governance policies can be found on the Company’s website at https://villagefarms.com, under the investor-relations/governance tab.

National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201—Corporate Governance Guidelines (“NP 58-201”) requires issuers, including the Company, to disclose the corporate governance practices that they have adopted. NP 58-201 provides guidance on governance practices. The Company is also subject to National Instrument 52-110—Audit Committees (“NI 52-110”), which has been adopted in various Canadian provinces and territories and which prescribes certain requirements in relation to audit committees.

Board Mandate

The Board has adopted a mandate in which it explicitly assumes responsibility for stewardship of the Company. The Board is mandated to represent the Shareholders to assess and approve the strategic direction of the Company, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed benchmarks, and assure the integrity of financial reports. A copy of the Board Mandate is attached hereto as Appendix A.

Composition and Independence of the Board

The Company’s Board is currently composed of eight directors, a majority (six) of whom meet the independence standards under the listing standards of Nasdaq and NI 52-110. Each member of the Audit and Risk Committee, the Compensation Committee and the Corporate Governance and Nominating Committee also meet such independence standards, and in the case of Audit and Risk Committee members, the additional independence requirements of Rule 10A-3 under the Exchange Act.

Under its mandate, the Board is required to review the composition of the Board, the Audit and Risk Committee, the Compensation Committee and the Corporate Governance and Nominating Committee and assesses whether a Board or Committee member is “independent”, including an assessment of any direct or indirect relationship between each Board member, on one hand, and the Company or any of its subsidiaries, or with management, on the other than, which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Following the Meeting, the Board is expected to be composed of seven directors, with a majority (six) meeting the independence standards, as follows:

Director	Independent
Michael A. DeGiglio	No
Carolyn Hauger	Yes
John P. Henry	Yes
David Holewinski	Yes
Kathleen M. Mahoney	Yes
John R. McLernon	Yes
Christopher C. Woodward	Yes

Mr. DeGiglio, President and Chief Executive Officer of the Company is not an independent director because of his role in the Company’s management team.

Board Oversight of Risk

With regard to risk management, the Board, together with the Audit and Risk Committee, ensures that the business of the Company is conducted in compliance with applicable laws and regulations and according to the highest ethical standards; identifies and documents the financial risks and other risks that the Company faces in the course of its business and ensures that such risks are appropriately managed; and has adopted several policies to address such risks as described above.

The Board as a whole, together with the Audit and Risk Committee, has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities with the supported of management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include regulatory, operational, financial (accounting, liquidity and tax), legal, compensation, competitive, health, safety and reputational risks.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit and Risk Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Shareholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit and Risk Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Company.

The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements. The Corporate Governance and Nominating Committee focuses on board nominations and management succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board, together with the Audit and Risk Committee, can assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Company.

We believe our current Board and committee structure is appropriate and helps ensure proper risk oversight for the Company. The full Board, along with the Audit and Risk Committee, conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies, which is supplemented by our standing Board committees that conduct more specific risk oversight related to their responsibilities. The Chair ensures that there is sufficient time on the Board agenda for risk management discussions.

Nomination of Directors

Directors of the Company are expected to bring to the Board the broadest possible knowledge and depth of experience from their chosen business or profession. Directors should evidence a demonstrated ability to deal with business, financial and social issues. This implies a capacity to provide additional strength, diversity of views and up-to-date perceptions to the Board and its deliberations. It is the mandate of the Corporate Governance and Nominating Committee to identify and recommend qualified candidates for the Board. In assessing whether identified candidates are suitable for the Board, the Corporate Governance and Nominating Committee considers: (i) the competencies and skills considered necessary for the Board as a whole; (ii) the competencies and skills that the existing directors possess, and the competencies and skills nominees will bring to the Board; and (iii) whether nominees can devote sufficient time and resources to his or her duties as a member of the Board. Potential candidates for membership on the Board will not be denied consideration by reason of race, sex, religion or affiliation with some special constituency group, nor will any candidate be selected solely for such reason.

It is the Corporate Governance and Nominating Committee’s policy to consider director candidates recommended by our Shareholders in accordance with the provisions set forth in the By-laws of the Company (the “By-laws”), which may be accessed on our website at www.villagefarms.com in the Investors section, under Governance, Advance Notice Policy. Candidates recommended by the Company’s Shareholders will be considered by the Corporate Governance and Nominating Committee, such candidates shall be evaluated in the same manner as all other director candidates.

Shareholders who wish to suggest a candidate for our Board may submit a written recommendation to our Board at 90 Colonial Center Parkway, Lake Mary, Florida, United States, 32746, or via email along with the Shareholder’s name, setting forth, among other things:

•
the name, age, and province or state, and country of residence of the proposed nominee;
•
the principal occupation, business or employment of the proposed nominee, both at present and within the five years preceding the recommendation;
•
the number of securities of each class of voting securities of the Company or its subsidiaries which are beneficially owned, or controlled or directed, directly or indirectly, by the proposed nominee as of the Record Date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;
•
a description of any agreement, arrangement or understanding (financial, compensation or indemnity related or otherwise) between the nominating Shareholder and the proposed nominee, or any affiliates or associates of, or any person acting jointly or in concert with the nominating Shareholder or the proposed nominee, in connection with the proposed nominee’s election as director; and

•
whether the proposed nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Company or its affiliates or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Company and the interests of the proposed nominee.

The Board may also request that the Shareholder provide certain additional information, and any such proposal may be excluded if it does not comply with the requirements of Rule 14a-8 and the staff interpretation of the SEC thereunder.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that includes the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one-year anniversary of the Meeting, which deadline is April 3, 2027. In addition, pursuant to Section 7.3 of the By-laws for the Board to consider a candidate for nomination at the 2025 Annual General Meeting, Shareholders should submit the required information to the Secretary by the date no less than 30 days before the 2027 Annual General Meeting; provided, however, that if the 2027 Annual General Meeting is to be held on a date that is fewer than 50 days after the date (the “Notice Date”) on which the first public announcement of the meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth day following the Notice Date.

Diversity

The Corporate Governance and Nominating Committee takes diversity, including diversity of experience, perspective, education, race and gender, into consideration as part of its overall recruitment and selection process in respect of its Board and management. The Company does not have a formal policy on the representation of females on the Board or management of the Company. The Board does not believe that a formal policy will necessarily result in the identification or selection of the best candidates. As such, the Company does not see any meaningful value in adopting a formal policy in this respect at this time as it does not believe that it would further enhance gender diversity beyond the current recruitment and selection process carried out by the Corporate Governance and Nominating Committee. However, the Board is mindful of the benefit of diversity on the Board and management of the Company and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities.

The Corporate Governance and Nominating Committee believes that having a diverse Board and management team offers a depth of perspective and enhances Board and management operations. The Corporate Governance and Nominating Committee values diversity of experience, perspective, education, race and gender as part of its overall annual evaluation of director nominees for election or re-election as well as candidates for management positions.

In addition, in searches for new directors or officers, the Corporate Governance and Nominating Committee will consider the level of female representation and diversity on the Board and in management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of female representation on the Board and in management positions and, where appropriate, recruiting qualified female candidates as part of the Company’s overall recruitment and selection process to fill Board or management positions, as the need arises, through vacancies, growth or otherwise.

The Board has not adopted targets regarding the representation of females, visible minorities, indigenous peoples, or people with disabilities on the Board and in executive officer positions due to the small size of the Company and the need to consider a balance of criteria in each individual appointment. It is important that each appointment to the Board or in executive officer positions be made, and be perceived as being made, on the merits of the individual and the needs of the Company at the relevant time. In addition, targets based on specific criteria such as gender or race could limit the Board’s ability to ensure that the overall composition of the Board or management of the Company meets the needs of the Company. Currently three (33%) of the executive officers or directors of the Company are female, visible minority, indigenous person or a person with a disability. The Corporate Governance and Nominating Committee does not currently expressly consider visible minorities, indigenous peoples and people with disabilities in nominating directors and appointing members of management.

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted term limits for directors or other mechanisms of board renewal at this time as it believes that the imposition of director term limits or other mechanisms of board renewal on a board implicitly discounts the value of experience and continuity amongst the board members and runs the risk of excluding experienced and potentially valuable board members as a result of arbitrary determination.

Orientation and Continuing Education

Orientation materials relating to the Company’s business and affairs are provided to new directors regarding the role of the Board and its committees including materials with respect to the Board Mandate and the mandate of each committee of the Board. Education of the directors is continuing so that they maintain and enhance their understanding of their responsibilities and the Company’s business. Historically, on an annual basis, the directors meet at one of the Company’s facilities, receive a tour of such facility and are provided an opportunity to ask questions.

Assessments

Under its mandate, and in conjunction with the Corporate Governance and Nominating Committee, the Board is required to assess the participation, contributions and effectiveness of the Chair and the individual members of the Board on an annual basis. The Board also monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

The Board has developed a formal questionnaire to be completed by each director on an annual basis for the purpose of formally assessing the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors. These questionnaires, and the issues arising therefrom, are intended to be reviewed and assessed by the Chairperson on an annual basis or more frequently from time to time as the need arises. The Chairperson takes appropriate action as required based on the results obtained.

Meeting Attendance

As stated in the Board Mandate, all directors are expected to attend each meeting in person, by phone or by video conference depending on the format of the meeting, to the extent practicable. The Board of Directors held twelve meetings during 2025. All of our 2025 directors attended last year’s annual meeting of Shareholders.

The following table illustrates the attendance record of each 2025 director for all Board meetings held for the year ended December 31, 2025.

Director	Meetings Attended
Michael A. DeGiglio	12 of 12
Carolyn Hauger	11 of 12
John P. Henry	12 of 12
David Holewinski	12 of 12
Kathleen M. Mahoney	11 of 12
John R. McLernon	10 of 12
Stephen C. Ruffini	12 of 12
Christopher C. Woodward	12 of 12

Executive Sessions

The independent directors meet regularly without the presence of non-independent directors and members of management. During the year ended December 31, 2025, independent directors met four times without the presence of management non-independent directors.

Code of Ethics and Whistleblower Policy

We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Ethics and Whistleblower Policy (the “Code”). The Code is available on our website at http://www.villagefarms.com under the Governance section of our Investors page. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

The Board has not granted any waiver of the Code in favor of a director or officer of the Company. No current reports on Form 8-K have been filed since the beginning of the Company’s most recently completed fiscal year that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

Disclosure Policy

The Company has developed a disclosure policy (the “Disclosure Policy”) to ensure that the Company meets its obligations under the various of provisions of U.S. and/or Canadian securities laws and applicable stock exchange rules relating to the requirement to make continuous and timely disclosures. This policy applies to all directors, officers and other employees of the Company and its subsidiaries, as well as all other individuals authorized to speak on behalf of the Company. The Chief Executive Officer and the Chief Financial Officer are responsible for the implementation of this policy, together with other persons designated by them (the “Disclosure Committee”).

Under this policy, the Disclosure Committee has the responsibility to:

1.
review and approve, all written, electronic and oral statements that may contain Material Information, as defined in the Disclosure Policy, prior to being Disclosed, as defined in the Disclosure Policy;
2.
make determinations about whether: (i) any information is Material Information; (ii) a material change has occurred; (iii) selective disclosure has been or might be made; or (iv) a misrepresentation has been made; and, in this regard, consult with counsel or other appropriate experts as the Disclosure Committee may deem necessary;
3.
make all other determinations under this policy and grant any exemptions from this policy;
4.
monitor the effectiveness of and compliance with this policy;
5.
regularly update this policy to take account of new developments and standards of best practices; and
6.
report to the Board or a committee of the Board.

A copy of the Disclosure Policy can be found on our website at http://www.villagefarms.com under the Governance section of our Investors page.

Insider Trading Policy

The Company has also developed an insider trading policy (the “Insider Trading Policy”) to provide guidelines on employee trading in the Company’s securities. The Insider Trading Policy describes the standards of the Company, including its subsidiaries on hedging, trading, and causing the trading of, the Company’s securities or securities of certain other publicly traded companies while in possession of confidential information. The Insider Trading Policy applies to all Village Farms directors and all officers and other employees of the Company and their respective immediate family members.

A copy of the Insider Trading Policy can be found on our website at http://www.villagefarms.com under the Governance section of our Investors page and a copy of our Insider Trading Policy is filed as Exhibit 19.1 to the Annual Report.

Conflicts of Interest and Related Party Transactions

The Corporate Governance and Nominating Committee monitors the disclosure of conflicts of interest by directors and ensures that no director will vote or participate in a discussion on a matter in respect of which such director has a material interest. The Company's procedures and responsibilities in reviewing and approving related party transactions are in writing in the Corporate Governance and Nominating Committee Charter.

Shareholder Communications with the Board

Historically, the Company has not provided a formal process related to Shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. The Company believes its responsiveness to Shareholder communications to the Board has been effective.

Board Committees

The Company has a standing Audit and Risk Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, each of which is composed entirely of independent directors.

Audit and Risk Committee

The Company has a standing Audit and Risk Committee.

Membership. The current members of the Audit and Risk Committee are John Henry, David Holewinski, Christopher Woodward, and Carolyn Hauger. Mr. Henry is the Chair of the Audit and Risk Committee. The Board has determined that all members of the Audit and Risk Committee qualify as “audit and risk committee financial experts” within the meaning of applicable securities laws and stock exchange listing rules. A current copy of the Audit and Risk Committee Charter is available on the Company’s website at www.villagefarms.com.

In addition, each current member of the Audit and Risk Committee qualifies as “independent” for purposes of membership on audit committees under the listing standards of Nasdaq, the rules and regulations of the SEC (including Rule 10A-3 under the Exchange Act) and NI 52-110.

Meetings. The Audit and Risk Committee met four times during the period from January 1, 2025 until December 31, 2025.

Committee Mandate. Among its responsibilities, the Audit and Risk Committee:

•
serves as an independent and objective party to monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, including the review of our consolidated financial statements, MD&A and annual and interim results;
•
identifies and monitors the management of the principal risks that could impact our financial reporting;
•
monitors the independence and performance of our independent auditors, including the pre-approval of all audit fees and all permitted non-audit services in accordance with federal securities laws and the rules and regulations of the SEC;
•
monitors and assesses strategic risk exposure, including determining that the nature and level of risk appropriate for the Company;
•
considers the Company's major financial risk exposures and recommends mitigation steps to the Board;
•
provides an avenue of communication among the independent auditors, management, and the Board; and
•
encourages continuous improvement of, and foster adherence to, our policies, procedures and practices at all levels.

Compensation Committee

The Company has a standing Compensation Committee.

Membership. The Compensation Committee is currently comprised of Board members John Henry, David Holewinski, Kathleen M. Mahoney, Christopher C. Woodward and Carolyn Hauger. Ms. Mahoney is the Chair of the Compensation Committee. Each current member of the Compensation Committee qualifies as “independent” for purposes of membership on compensation committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110, and as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee can use consultants to help determine amount or forms of executive compensation but cannot fully delegate its authority to any consultant or non-member of the Compensation Committee. Furthermore, no executive officers have a role in determining amounts or forms of executive director compensation. A current copy of the Compensation Committee Charter is available on the Company’s website at www.villagefarms.com.

Meetings. The Compensation Committee met five times during the period from January 1, 2025 until December 31, 2025.

Committee Mandate. Among its responsibilities, the Compensation Committee:

•
reviews and makes recommendations to the Board regarding the corporate goals and objectives, performance and compensation of the Chief Executive Officer and Chief Financial Officer on an annual basis;
•
evaluates the performance of the Chief Executive Officer;
•
makes recommendations to the Board with respect to the compensation policies for the non-employee directors;
•
makes recommendations regarding annual bonus policies for employees, the incentive-compensation plans and equity-based plans for the Company; and
•
reviews executive compensation disclosure before the Company publicly discloses this information.

Further information pertaining the compensation of directors and officers and the role and policies of the Compensation Committee can be found in this Proxy Statement under the heading “Executive Compensation”.

Corporate Governance and Nominating Committee

The Company has a standing Corporate Governance and Nominating Committee.

Membership. The Corporate Governance and Nominating Committee is currently comprised of Board members Christopher C. Woodward, Kathleen M. Mahoney and John R. McLernon. Mr. Woodward is the Chair of the Corporate Governance and Nominating Committee. Each current member of the Corporate Governance and Nominating Committee qualifies as “independent” under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110, and as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. A current copy of the Corporate Governance and Nominating Committee Charter is available on the Company’s website at www.villagefarms.com.

Meetings: The Corporate Governance and Nominating Committee did not meet during the period from January 1, 2025 until December 31, 2025.

Committee Mandate. Among its responsibilities, the Corporate Governance and Nominating Committee:

•
develops, recommends to the Board, implements and monitors policies and processes related to the Company’s corporate governance guidelines;
•
review and provide in advance all material proposed related party transactions and potential conflict of interests that are not dealt with by a "special committee";
•
identifies candidates for membership on the Board; and
•
assists in educating directors and assessing their performance on an ongoing basis.

Executive Officers

Name	Position	Experience
Michael A. DeGiglio Age: 71	President and Chief Executive Officer	Mr. DeGiglio is also a Board member. Please refer to ITEM NO 1 - ELECTION OF DIRECTORS above.
Stephen C. Ruffini Age: 67	Executive Vice President and Chief Financial Officer

Mr. Ruffini has been a director of the Company starting in 2014 and Chief Financial Officer of the Company since 2009. Mr. Ruffini is also a member of the board of directors for Vanguard Food, LP. From 2001 to 2005, Mr. Ruffini was a Director and Chief Financial Officer of HIT Entertainment, Ltd., which was the pre-eminent young children's entertainment company listed on the London Stock Exchange. From 2006 to 2008, he was the Chief Financial Officer of Performing Brands, which was a publicly listed U.S. company in the beverage industry. Mr. Ruffini has a Master of Business Administration degree from the University of Texas and a Bachelor of Business Administration degree from Southern Methodist University.

Ann Gillin Lefever Age: 62	Chief Operating Officer

Ms. Gillin Lefever has been the Company's Chief Operating Officer since April 2024. Previously, she was the Company's Executive Vice President, Corporate Affairs. Prior to joining the Company, Ms. Gillin Lefever was Head of the Institutional Sales team at Barclays Capital, Inc. and Senior Equity Research analyst covering the Consumer Products sector at three Wall Street firms. Ms. Gillin Lefever holds a Bachelor of Science Degree in Finance from Georgetown University and an MBA from The Wharton School -University of Pennsylvania.

ITEM NO. 2— APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ON AN ADVISORY, NON-BINDING BASIS

Section 14A of the Exchange Act requires that we provide the Shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Our compensation program is designed to provide our NEOs with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of the Shareholders with our ability to attract and retain talented executives. To achieve these objectives, we offer our NEOs a compensation package that consists of three key elements: (i) base salary, (ii) short-term compensation incentives to reward corporate and personal performance through potential annual cash bonuses; and (iii) long-term compensation incentives related to long-term increase in Share value through participation in our equity compensation plan.

As an advisory vote, the vote on this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by the Shareholders in their vote on this proposal, and therefore will take such vote into consideration when evaluating the Company’s compensation programs and practices applicable to the NEOs.

Board Recommendation

The Board unanimously recommends a vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion beginning with the section titled “Executive Compensation.”

ITEM NO. 3—APPOINTMENT OF AUDITORS

The Board, on the Audit and Risk Committee’s advice, recommends the re-appointment of KPMG LLP (“KPMG”), as the independent registered public accounting firm to serve as the Company's independent auditors for the fiscal year ending December 31, 2026, and authorizing the directors to fix their remuneration. KPMG will hold this office until the next annual Shareholders’ meeting or until a successor is named.

Representatives of KPMG will be available at the Meeting to respond to appropriate questions. They will also have an opportunity to make a statement if they wish to do so.

Board Recommendation

The Board unanimously recommends a vote FOR the re-appointment of KPMG LLP as the independent registered public accounting firm to serve as the Company's auditor to hold office until the next annual meeting of Shareholders, and authorizing the directors to fix their remuneration.

Audit, Audit-Related, Tax and Other Fees

The table below presents fees for professional services rendered by KPMG, our current auditor, for the fiscal years ended December 31, 2025 and 2024, respectively.

	Aggregate Amount Billed
	2025	2024
Audit Fees(1)	$1,692,548	$1,641,727
Audit Related Fees(2)	—	20,100
All other fees (3)	3,650	6,087
Total	$1,696,198	$1,667,914

(1)
Audit fees include fees for professional services provided by KPMG in connection with the audit of our consolidated financial statements, review of our quarterly financial statements, and related services.
(2)
Audit-related fees include fees billed for assurance and related services reasonably related to the performance of the audit and other U.S. securities rules and regulations, including consents, comfort letters and other attestation services.
(3)
All other fees consisted of fees for software services.

Pre-Approval Policies and Procedures

Our Audit and Risk Committee pre-approves all audit and permitted non-audit and tax services provided by its independent registered public accounting firm. Pre-approval is detailed as to the particular service and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit and Risk Committee regarding the extent of services performed to date. All of the services relating to the fees described in the table were pre-approved by the Audit and Risk Committee.

Audit and Risk Committee Report

This report is furnished by the Audit and Risk Committee of the Board with respect to our financial statements for the year ended December 31, 2025.

One of the purposes of the Audit and Risk Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit and Risk Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2025 with our management. Management represented to the Audit and Risk Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Risk Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit and Risk Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit and Risk Committee has discussed with KPMG LLP its independence and concluded that the independent registered public accounting firm is independent from the Company and our management.

Based on the review and discussions of the Audit and Risk Committee described above, the Audit and Risk Committee recommended to the Board that our audited financial statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Audit and Risk Committee

John P. Henry, Chair

Carolyn Hauger

David Holewinski

Christopher C. Woodward

EXECUTIVE COMPENSATION

Named Executive Officers

Our executive leadership team is comprised of accomplished industry and financial professionals who are dedicated to building a vertically integrated agriculturally based company. The team includes our Chief Executive Officer, Mr. Michael A. DeGiglio, our Executive Vice President and Chief Financial Officer, Mr. Stephen C. Ruffini, whose biographies are listed above, as well as our Chief Operating Officer, Ann Gillin Lefever. These executives were our NEOs in respect of our 2025 fiscal year.

Employment Agreements with NEOs

Mr. DeGiglio’s current employment agreement became effective August 15, 2024 for a term of three years. Under the terms of the employment agreement, Mr. DeGiglio’s employment term will be automatically extended for successive one-year periods, unless the Company provides 90-day advance notice of non-renewal of then-current term, which will be treated as termination without cause. Under the employment agreement, Mr. DeGiglio receives a base salary of $1,047,840 (with subsequent annual reviews for increases but not decreases as the Compensation Committee determines) and he is eligible to earn annual short term and long-term incentive plans (bonuses) each up to 100% of Mr. DeGiglio’s then-current base salary based on quantitative and qualitative performance goals determined by the Compensation Committee. Mr. DeGiglio also receives a monthly auto allowance of $2,000. Additionally, Mr. DeGiglio is entitled to six weeks of vacation. He is also entitled to participate in the Equity Plan (as defined below), which provides for grants of Options and other awards, and the LTIP (as defined below), which provides for Restricted Share grants to eligible employees, as well as participation in our 401(k) Plan (as defined below) and 409A Plan (as defined below) and other welfare benefit plans including health and dental benefit plans.

Pursuant to Mr. DeGiglio’s employment agreement, Mr. DeGiglio is entitled to receive severance benefits in the following manner. If Mr. DeGiglio were to die or become disabled during the term of his employment agreement, he would be entitled to receive his then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Also, if terminated without cause or if Mr. DeGiglio resigns for Good Reason (as defined below), he is entitled to a lump sum payment of 36 months of his then-current base salary and a pro-rata short-term bonus amount for the year of termination payable within thirty days of his last date of employment, as well as continued participation in any welfare benefit plans for an 18-month post-termination period. The lump sum payment is subject to Mr. DeGiglio’s execution of the Company’s release of claims agreement. Under the employment agreement, the Company can terminate Mr. DeGiglio for cause with no severance payments. Mr. DeGiglio's employment agreement prohibits him from competitive business activity during his tenure and for 36 months following termination of employment.

Mr. DeGiglio may terminate his employment agreement with or without Good Reason by providing the Board with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Mr. DeGiglio’s position, authorities, functions, powers, responsibilities, or duties continuing for more than ten days after notice is provided by Mr. DeGiglio, (ii) a breach of the employment agreement by the Company continuing for more than ten days after notice is provided by Mr. DeGiglio, (iii) a change in primary office location that increases Mr. DeGiglio’s commute by more than 35 miles without his consent, or (iv) a change in control of the Company as defined in the employment agreement, unless Mr. DeGiglio is offered employment terms following the change in control that does not constitute Good Reason under (i), (ii), and (iii) above.

Mr. Ruffini’s employment agreement became effective July 1, 2023 and expires on June 30, 2026. Under the terms of the employment agreement, Mr. Ruffini's employment term will be automatically extended for successive one-year periods, unless the Company provides 90-day advance notice of non-renewal of then-current term, which will be treated as termination without cause. The employment agreement entitles Mr. Ruffini to receive a base salary of $540,000 (subject to further increases but not decreases as the Board shall determine) and he is eligible to earn an annual bonus opportunity of up to 50% of Mr. Ruffini’s then-current base salary based on quantitative and qualitative performance goals determined by the Chief Executive Officer and/or the Compensation Committee. Additionally, Mr. Ruffini is entitled to four weeks of vacation. He is entitled to participate in the Equity Plan, which provides for grants of Options and other awards, and the LTIP, which provides for Restricted Share grants to eligible employees, as well as in our 401(k) Plan and 409A Plan and other welfare benefit plans including health and dental benefit plans.

Pursuant to Mr. Ruffini’s employment agreement, Mr. Ruffini is entitled to receive severance benefits in the following manner. If Mr. Ruffini were to die or become disabled during the term of his employment agreement, he is entitled to receive his then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Also, if terminated without cause or if Mr. Ruffini resigns for Good Reason (as defined below), he is entitled to a lump sum payment of 18 months of his then-current base salary and a pro-rata bonus amount for the year of termination payable within thirty days of his last date of employment, as well as continued participation in any welfare benefit plans for an 18-month post-termination period. The Company may terminate Mr. Ruffini for cause with no severance payments. Mr. Ruffini's employment agreement prohibits him from competitive business activity during his tenure and for 18 months following termination of employment.

Mr. Ruffini may also terminate his employment agreement with or without Good Reason by providing the Chief Executive Officer with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Mr. Ruffini’s position, authorities, functions, powers, responsibilities, or duties continuing for more than ten days after notice is provided by Mr. Ruffini, (ii) a breach of the employment agreement by the Company for more than ten days after notice is provided by Mr. Ruffini, (iii) a change in primary office location that increases Mr. Ruffini’s commute by more than 15 miles without his consent, or (iv) a change in control of the Company as defined in the employment agreement.

Ms. Gillin Lefever's employment agreement became effective June 1, 2024 with an initial term of two years. Under the terms of the employment agreement, Ms. Gillin Lefever's employment term will be automatically renewed for successive one-year periods unless either Ms. Gillin Lefever or the Company provides 60-day advance notice of non-renewal of then-current term. The employment agreement entitles Ms. Gillin Lefever to receive a base salary of $475,000 and she is eligible to earn an annual bonus opportunity of up to 50% of Ms. Gillin Lefever’s then-current base salary based on the attainment of one or more Company and individual performance goals, as established by the Company in consultation with Ms. Gillin Lefever prior to the commencement of the relevant fiscal year. Ms. Gillin Lefever is entitled to 20 days of vacation. She is entitled to participate in the Equity Plan, which provides for grants of Options and other awards, and the LTIP, which provides for Restricted Share grants to eligible employees, as well as in our 401(k) Plan and 409A Plan and other welfare benefit plans including health and dental benefit plans.

Pursuant to Ms. Gillin Lefever’s employment agreement, Ms. Gillin Lefever is entitled to receive severance benefits in the following manner. If Ms. Gillin Lefever were to die or become disabled during the term of her employment agreement, she is entitled to receive her then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Also, if terminated without cause or if Ms. Gillin Lefever resigns for Good Reason (as defined below), she is entitled to a lump sum payment of 18 months of her then-current base salary and a pro-rata bonus amount for the year of termination payable within thirty days of her last date of employment, as well continued participation in any welfare benefit plans for an 18-month post-termination period. The Company may terminate Ms. Gillin Lefever for cause with no severance payments. Ms. Gillin Lefever’s employment agreement prohibits her from competitive business activity during her tenure and for 18 months following termination of employment.

Ms. Gillin Lefever may also terminate her employment agreement with or without Good Reason by providing the Company with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Ms. Gillin Lefever’s position, authorities, functions, powers, responsibilities, or duties continuing for more than 30 days after notice is provided by Ms. Gillin Lefever (must be within 30 days of the change), (ii) a breach of the employment agreement by the Company continuing for more than 30 days after notice is provided by Ms. Gillin Lefever (must be within 30 days of the breach), or (iii) a change in control of the Company as defined in the employment agreement.

Summary Compensation Table

The following table details the compensation information for the fiscal years ended December 31, 2025 and 2024 of the Company for each of our NEOs, as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K. All amounts presented are as recorded in U.S. dollars.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (10)		All Other Compensation ($)		Total ($)
Michael A. DeGiglio Chief Executive Officer	2025	1,078,403	2,570,000	(7)	103,935	(1)	30,831	(2)	3,783,169
	2024	1,032,729	–		630,000	(1)	30,823	(2)	1,693,552
Stephen C. Ruffini Chief Financial Officer	2025	549,449	728,100	(8)	53,563	(3)	8,351	(4)	1,339,463
	2024	540,091	–		250,000	(3)	11,291	(4)	801,382
Ann Gillin Lefever Chief Operating Officer	2025	512,917	786,750	(9)	47,115	(5)	6,637	(6)	1,353,419
	2024	433,335	–		250,000	(5)	2,512	(6)	685,847

(1)
On April 1, 2025, Mr. DeGiglio was granted 173,225 Restricted Shares in accordance with the :LTIP. Ninety percent (90%) of such Restricted Shares are subject to a time-based vesting in three equal installments on each of the first three anniversaries of the award date, and the remaining ten percent (10%) of such Restricted Shares are eligible to vest if the Company's stock price is equal to or greater than US$3.00 as of the close of trading on December 31, 2027, in each case, subject to Mr. DeGiglio remaining actively employed by the Company on the applicable vesting date. On August 30, 2024, the Board approved the issuance of 600,000 Restricted Shares to Mr. DeGiglio, which became fully vested on September 3, 2024 following the satisfaction of the applicable performance conditions.
(2)
Mr. DeGiglio received a $24,000 auto allowance and $6,831 in employer 401(k) matches during 2025 and a $24,000 auto allowance and $6,823 in employer 401(k) matches during 2024.
(3)
On April 1, 2025, Mr. Ruffini was granted 89,271 Restricted Shares in accordance with the LTIP. Ninety percent (90%) of such Restricted Shares are subject to a time-based vesting in three equal installments on each of the first three anniversaries of the award date, and the remaining ten percent (10%) of such Restricted Shares are eligible to vest if the Company's stock price is equal to or greater than US$3.00 as of the close of trading on December 31, 2027, in each case, subject to Mr. Ruffini remaining actively employed by the Company on the applicable vesting date. On May 10, 2024, the Board approved the issuance of 190,839 Shares to Mr. Ruffini, which were fully vested on the issuance date.[1]
(4)
Mr. Ruffini received $8,351 and $11,291 in employer 401(k) matches during fiscal years 2025 and 2024, respectively.
(5)
On April 1, 2025, Ms. Gillin Lefever was granted 78,525 Restricted Shares in accordance with the LTIP. Ninety percent (90%) of such Restricted Shares are subject to a time-based vesting in three equal installments on each of the first three anniversaries of the award date, and the remaining ten percent (10%) of such Restricted Shares are eligible to vest if the Company's stock price is equal to or greater than US$3.00 as of the close of trading on December 31, 2027, in each case, subject to Ms. Gillin Lefever remaining actively employed by the Company on the applicable vesting date. On May 10, 2024, the Board approved the issuance of 190,839 Shares to Ms. Gillin Lefever, which were fully vested on the issuance date.[2]
(6)
Ms. Gillin Lefever received $6,637 and $2,512 in employer 401(k) matches during fiscal years 2025 and 2024, respectively.
(7)
This amount represents a special bonus of $1,000,000 paid to Mr. DeGiglio in recognition of his contributions to the joint venture transaction consummated by the Company in 2025 (the “JV Transaction”) and an annual bonus of $1,570.000 earned by Mr. DeGiglio in respect of fiscal year 2025 that was paid in 2026.
(8)
This amount consists of a special bonus of $250,000 paid to Mr. Ruffini in recognition of his contributions to the JV Transaction, an annual bonus of $200,000 earned by Mr. Ruffini in respect of fiscal year 2024 that was paid in 2025 and an annual bonus of $278,100 earned by Mr. Ruffini in respect of fiscal year 2025 that was paid in 2026.
(9)
This amount consists of a special bonus of $ 100,000 paid to Ms. Gillin Lefever in recognition of her contributions to the JV Transaction, an annual bonus of $308,750 earned by Ms. Gillin Lefever in respect of fiscal year 2024 that is paid in 2025 and an annual bonus of $378,000 earned by Ms. Gillin Lefever in respect of fiscal year 2025 that was paid in 2026.
(10)
The amounts listed in this column represent the grant date fair value of Restricted Shares granted to the NEOs during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). For additional information regarding the assumptions used in calculating these amounts, see Note 17 to the consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2025.

Retirement Benefits

The Company sponsors a retirement savings plan that is qualified under section 401(k) of the United States Internal Revenue Code (the “401(k) Plan”) and provides that participating employees are eligible to make contributions up to the prescribed limit, which was $23,500 for 2025 ($31,000 for employees over fifty-five). For the calendar year ended December 31, 2025, the Company matched 100% of a participant’s first 1% contribution and 50% on each participant’s contributions of 2% to 6%, with a two-year vesting period on the Company’s matching contributions.

The Company also sponsors a nonqualified deferred compensation plan for its Named Executive Officers and other executives under section 409A of the United States Internal Revenue Code (the “409A Plan”) and provides that participating employees are eligible to defer up to 80% of their salaries and annual cash bonuses on an annual basis. The Company may match up to 25% of the first 4% of employee salary deferrals. Since the summer of 2012, the Company suspended the Company match on the nonqualified deferred compensation plan.

Other Benefits

In certain cases, the Compensation Committee may recommend inclusion of automobile allowances, fitness allowances and the payment of certain professional dues as a component of a competitive remuneration package for executives.

Outstanding Equity Awards at Fiscal Year-End

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($) (1)	Option Expiration Date	Number of shares or units of stock that have not vested (#) (2)	Market value of shares or units of stock that have not vested ($) (3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (4)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (5)
Michael A. DeGiglio	100,000	—		$13.60	March 12, 2029			—	—
	300,000	—		$4.68	September 30, 2030			—	—
	—	33,334	(4)	$1.08	February 1, 2033			—	—
						155,902	569,042	17,323	63,229
Stephen C. Ruffini	100,000	—		$13.60	March 12, 2029			—	—
	200,000	—		$5.29	May 29, 2030			—	—
	100,000	—		$6.23	December 2, 2031			—	—
	133,334	66,666	(4)	$1.08	February 1, 2033			—	—
	—	200,000	(5)	$0.93	May 16, 2030			—	—
						80343	293,252	8,928	32,587
Ann Gillin Lefever	100,000	—		$5.20	February 7, 2032			—	—
	133,334	66,666	(4)	$1.08	February 1, 2033			—	—
	66,666	133,334	(6)	$1.33	May 7, 2029			—	—
						70,674	257,960	7,851	28,656

(1)
The Option Exercise Price is in USD.

(2)
The amounts reported in this column represent the number of Restricted Shares held by the applicable NEO as of December 31, 2025 that are subject to a time-based vesting in three equal installments on each of April 1, 2026, April 1, 2027 and April 2028, subject to the applicable NEO remaining actively employed by the Company on the applicable vesting date.
(3)
The amounts reported in this column represent the aggregate market value of the Restricted Shares described in footnote (2) to this table, based on the closing market price of the Company’s stock on December 31, 2025, or $3.65.
(4)
The amounts reported in this column represent the number of Restricted Shares held by the applicable NEO as of December 31, 2025 that are eligible to vest if the Company's stock price is equal to or greater than US$3.00 as of the close of trading on December 31, 2027, subject to the applicable NEO remaining actively employed by the Company on December 31, 2027.
(5)
The amounts reported in this column represent the aggregate market value of the Restricted Shares described in footnote (4) to this table, based on the closing market price of the Company’s stock on December 31, 2025, or $3.65.
(6)
The Options were issued on February 1, 2023 and vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.
(7)
The Options were issued on May 16, 2025 and vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.
(8)
The Option were issued on May 7, 2024 and vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.

Equity-Based Compensation

The Company adopted an equity compensation plan (the “Equity Plan”), effective December 31, 2009, in order to attract and retain directors, officers, employees and other service providers to the Company and to motivate them to advance the interests of the Company by affording them with the opportunity to acquire an equity interest in the Company. The Equity Plan was most recently approved by the Company’ shareholders on June 10, 2021. Under the Equity Plan, the Company is authorized to award Options, stock appreciation rights, deferred share units, restricted share units (“RSUs”), restricted stock and other share-based awards, which may be settled in Shares issued from the treasury or in cash. Options granted under the Equity Plan generally have a ten-year or five-year term and vest in three equal installments on each of the first three anniversaries of the grant date.

The Company also adopted a long-term incentive plan (the “LTIP”), effective January 1, 2025, in order to motivate, reward and retain certain top performing eligible employees who are important to the Company’s success and provide competitive compensation incentives relating directly to the long-term financial performance and growth of the Company. Under the LTIP, the Company is authorized to grant Restricted Shares to eligible employees who are employed on or before April 1 of the applicable fiscal year. Restricted Shares granted under the LTIP are subject to the following vesting conditions: 90% of the Restricted Shares granted to an eligible employee are subject to a time-based vesting in three equal installments on each of the first three anniversaries of the award date, and the remaining 10% of the Restricted Shares are eligible to vest if the Company's stock price is equal to or greater than US$3.00 as of the close of trading on December 31, 2027, in each case, subject to the employee remaining actively employed by the Company on the applicable vesting date. The LTIP provides for a full acceleration of vesting of the outstanding Restricted Shares held by an employee if the employee’s employment is terminated by the Company without “cause” or by the employee for “good reason” (each such term as defined in the LTIP) if such termination occurs within two years after the Company’s “change in control” (as defined in the LTIP). All awards of Restricted Shares under the LTIP are also subject to any additional provisions governing restricted shares under the Equity Plan.

Equity Grant Process

Grants of restricted share units ("RSUs"), options and other equity awards to our executive officers are approved by the Compensation Committee at regularly scheduled meetings, or sometimes by unanimous written consent. We have no practice of timing grants of equity awards to coordinate with the release of material nonpublic information, nor have we timed the release of material nonpublic information for the purpose of affecting the value of any compensation of our executive officers. If the Company determines that it is in possession of material nonpublic information on or around an anticipated grant date, the Compensation Committee has the authority to defer the grant date until a date on which the Company is not in possession of material nonpublic information. During 2025, we did not make any equity grants to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Form 10-Q or 10-K, or the filing or furnishing of a Form 8-K that disclosed material nonpublic information.

PAY VERSUS PERFORMANCE

Provided below is the Company’s “pay versus performance” (“PVP”) disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect the value actually realized by the principal executive officer (the "PEO") and the non-PEO NEOs or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Compensation Committee has not used “compensation actually paid” (“CAP”) as disclosed in the “Pay Versus Performance Table” below as a basis for making compensation decisions, nor does it use GAAP Net Loss, or any other performance measure for purposes of determining incentive compensation.

Pay Versus Performance Table

Our CEO is the PEO. The following table sets forth information concerning the compensation of our PEO and other NEOs for each of the fiscal years ending December 31, 2025, 2024 and 2023 and our financial performance for each such fiscal year, in accordance with Item 402(v).

Year	Summary Compensation Table for PEO(1)(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to non-PEO NEOs(3)	Total Shareholder Return (“TSR”)	Net Income (Loss)(5)
2025	$3,783,169	$4,568,142	$1,346,441	$2,138,179	$272	$32,441,000
2024	$1,693,552	$1,663,550	$743,615	$743,507	$58	$(33,850,000)
2023	$1,240,791	$1,219,051	$562,612	$535,095	$57	$(34,798,000)

(1) Michael A. DeGiglio served as the principal executive officer of the Company during 2025, 2024 and 2023.

(2) The dollar amounts reported as total compensation for the Company’s PEO and the average of the amounts reported for the NEOs as a group (excluding the PEO) for each corresponding year are the amounts reported in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table” of this Proxy Statement. The names of each of the NEOs (excluding the PEO) included for purposes of calculating the average amounts in each applicable year include Stephen C. Ruffini and Ann Gillin Lefever.

(3) The dollar amounts reported as “compensation actually paid” to the Company’s PEO and the average amount reported as “compensation actually paid” to the NEOs as a group (excluding the PEO), are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to such PEO or the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the PEO) during the applicable year. The valuation methodologies and assumptions used when calculating the equity values included in the compensation actually paid are not materially different than those used when calculating the amounts included in the Summary Compensation Table. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation and the average total compensation of the NEOs as a group (excluding the PEO) for each year to determine the compensation actually paid:

Year	PEO or NEOs	Reported Summary Compensation Table Total	Minus Reported Value of Equity Awards (a)	Plus Fair Value at Fiscal Year-end of Outstanding and Unvested Option Awards and Stock Awards Granted in the Fiscal Year	Plus Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	Plus Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	Minus Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	Plus Value of Dividends or Earnings Paid on Equity Awards in the Fiscal Year that are not Otherwise Reflected in the Value of Total Compensation	Equals Compensation Actually Paid
2025	PEO	$3,783,169	$(103,935)	$63,229	$85,668	$—	$740,010	$—	$—	$4,568,142
2025	NEOs	$1,346,441	$(50,339)	$30,622	$597,789	$—	$213,667	$—	$—	$2,138,179
2024	PEO	$1,693,552	$(630,000)	$—	$(4)	$600,000	$2	$—	$—	$1,663,550
2024	NEOs	$743,615	$(250,000)	$—	$(60)	$250,000	$(48)	$—	$—	$743,507
2023	PEO	$1,240,791	$(82,440)	$76,100	$—	$—	$(15,400)	$—	$—	$1,219,051
2023	NEOs	$562,612	$(164,800)	$164,883	$(19,300)	$—	$(8,300)	$—	$—	$535,095

(a) For the PEO, the grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns (as applicable) in the Summary Compensation Table for the applicable year. For the NEOs, the grant date fair value of equity awards represents the average of the amounts reported in the “Stock Awards” and “Option Awards” columns (as applicable) in the Summary Compensation Table for the applicable year.

(4) The comparison of total shareholder returns assumes that $100 was invested on December 31, 2022, in Village Farms.

(5) The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Relationship between CAP and TSR

The graph below illustrates the relationship between CAP and our TSR for the CEO and the other NEOs..

$1,219 $535 $(94) $1,664 $(88) $744 $3,567 $2,035 $172 $(200) $(100) $(80) $(60) $(40) $(20) $- $20 $40 $60 $80 $(500) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 December 31, 2020 December 31, 2021 December 31, 2022 Total Shareholder Return (TSR) Compensation Actually Paid ( $ millions) CAP vs. Company TSR vs. Peer Group TSR CEO CAP Avg Other NEOs CAP $3,100 $192 $(193) $63 $3 $(79) $(7) $(8) $(52) $1,797 $785 $(17) $(100) $(80) $(60) $(40) $(20) $- $20 $40 $60 $80 $(500) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 December 31, 2023 December 31, 2024 December 31, 2025 Total Shareholder Return (TSR) Compensation Actually Paid ( $millions) CEO Pay versus Performance: Total Shareholder Return CEO CAP Avg Other NEOs CAP

CAP vs. Company TSR
Compensation Actually Paid ($ millions)
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Total Shareholder Return (TSR)
$300
$250
$200
$150
$100
$50
$-
$1,219
$535
$57
$1,664
$744
$58
$4,568
$2,138
$272
2023
2024
2025
CEO CAP
Avg Other NEOs CAP
TSR

Relationship between CAP and GAAP Net Income (Loss)

The graph below reflects the relationship between the CEO and the average other NEOs CAP and our GAAP Net Income (Loss) for each year.

Compensation Actually Paid ( $ millions) CAP vs. Net Income $1,219 $ $535 $(34,798) $1,664 $744 $(33,850) $3,567 $2,035 $32,441 December 31, 2023 December 31, 2024 December 31, 2025 CEO CAP Avg Other NEOs CAP GAAP Net Loss GAAP Net Loss ( $ millions)

CAP vs. Net Income (Loss)
Compensation Actually Paid ($ millions)
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
GAAP Net Income (Loss) ($ millions)
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$1,219
$535
$(34,798)
$1,664
$744
$(33,850)
$4,568
$2,138
$32,441
2023
2024
2025
CEO CAP
Avg Other NEOs CAP
GAAP Net Income (Loss)

DIRECTOR COMPENSATION

Overview

The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board of Directors, which then makes final decisions regarding such compensation.

Compensation

Each non-employee director of the Company receives a retainer of $60,000 per year, payable in monthly installments and there are no meeting or teleconference fees. The director fees are now being paid in U.S. dollars as it is the dominant currency for the Company. The Chairperson of the Board receives an additional annual fee of $30,000, payable monthly, the Audit and Risk Committee Chairperson receives an additional $15,000 per year, payable monthly, and the Compensation Committee Chairperson receives an additional $15,000 per year, payable monthly. Directors are also entitled to be reimbursed for reasonable out-of-pocket expenses incurred by them in connection with their services as directors. Directors of the Company are also eligible to participate in the Equity Plan. Restricted Shares were granted pursuant to the Equity Plan to non-employee directors in 2025, as the Compensation Committee believes that a portion of the total director compensation should be in the form of equity compensation.

The table below provides compensation information for the calendar year ended December 31, 2025 for each non-employee member of the Board.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
John R. McLernon(2)	$90,000	$100,000	$190,000
John P. Henry(2)	$75,000	$100,000	$175,000
Christopher C. Woodward(2)	$65,833	$100,000	$165,833
David Holewinski(2)	$60,000	$100,000	$160,000
Kathleen M. Mahoney(2)	$66,250	$100,000	$166,250
Carolyn Hauger(2)	$60,000	$100,000	$160,000

(1)
The amounts listed in this column represent the grant date fair value of restricted stock granted to these non-employee directors. During 2025, each of these non-employee directors received a grant of 75,757 shares of restricted stock on July 9, 2025 at a grant date fair values of $1.32, as part of their 2025 compensation.
(2)
As of December 31, 2025, Messrs. McLernon, Henry, Woodward, Holewinski, and Mses. Mahoney and Hauger had 365,316, 341,316, 326,316, 341,316, 171,011, and 0 Options outstanding, respectively.

EQUITY COMPENSATION PLAN INFORMATION

The Company adopted the Equity Plan, effective December 31, 2009, in order to attract and retain directors, officers, employees and other service providers to the Company and to motivate them to advance the interests of the Company by affording them with the opportunity to acquire an equity interest in the Company. The Equity Plan was most recently approved by the Company’ shareholders on June 10, 2021. Under the Equity Plan, the Company is authorized to award Options, stock appreciation rights, deferred share units, performance-based restricted share units (“PSUs”), restricted stock and other share-based awards, which may be settled in Shares issued from the treasury or in cash.

As a result of the Company’s delisting from the TSX effective as of the close of trading on December 31, 2021, the Company is no longer subject to any TSX rules, including the TSX rule requiring that all unallocated options, rights or other entitlements under a security-based compensation arrangement which does not have a fixed number of maximum securities issuable (as is the case with the Equity Plan) be approved by shareholders every three years.

The following table sets forth certain details as at the end of the year ended December 31, 2025 with respect to compensation plans pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (2)	(c) Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders	9,008,270	US$2.67	2,563,961
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	9,008,270		2,563,961

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, none of the persons who have been directors or executive officers of the Company at any time since January 1, 2025, none of the proposed nominees for election as a director of the Company and none of the associates or affiliates of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter scheduled to be acted upon at the Meeting, other than the election of directors (Item 1) and the “say-on-pay” vote (Item 2).

INTEREST OF RELATED PERSONS IN TRANSACTIONS

Except as described below, for the last two completed fiscal years, no director, proposed director, executive officer, or immediate family member of a director, proposed director or executive officer nor, to the knowledge of our directors or executive officers, after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, Shares carrying more than 5% of the voting rights attached to all Shares outstanding at the date hereof, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction or proposed transaction of the Company which involves an amount exceeding the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation” as of this Proxy Statement.

Securityholders’ Agreement with Mr. DeGiglio

Michael DeGiglio, our Chief Executive Officer, is party to the Amended and Restated Securityholders’ Agreement, by and among the Company, VF Operations Canada Inc., Mr. DeGiglio, and other parties thereto, dated December 31, 2009 (the “Securityholders’ Agreement”), pursuant to which the Company has granted to Mr. DeGiglio certain pre-emptive rights, as well as “demand” and “piggyback” registration rights. These rights enable Mr. DeGiglio to require the Company to file a prospectus (in the case of a demand registration) and otherwise assist with a public offering of Shares, subject to certain limitations. In the event of a “piggyback” offering, our financing requirements are to take priority. In the event that the Company decides to issue equity securities or securities convertible into or exchangeable for equity securities of the Company other than to officers, employees, consultants or directors of the Company or any subsidiary of the Company pursuant to a bona fide incentive compensation plan, the Securityholders’ Agreement provides, among other things, Mr. DeGiglio with pre-emptive rights to purchase such number of newly issued equity securities in order to maintain his pro rata ownership interest in the Company.

2027 SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented in our proxy materials relating to our 2026 Meeting of Shareholders must be received at our registered office at 79 Wellington Street West, Suite 3300, Toronto, Ontario, Canada, M5K 1N2 no later than April 3, 2027, which is the deadline for a proposal to be valid under the OBCA, which is later than the January 6, 2027 deadline for Shareholder proposals to be submitted under Rule 14a-8.

Registered and beneficial Shareholders are generally eligible to submit Shareholder proposals under the OBCA, provided that such Shareholder proposals comply with the content, timing, delivery and other requirements set out in the OBCA.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must be a record holder or beneficial owner of Shares (i) with a market value of at least $2,000 and must have continuously held such Shares for at least three years; (ii) with a market value of at least $15,000 and must have continuously held such Shares for at least two years; or (iii) with a market value of at least $25,000 and must have continuously held such Shares for at least one year. The Shareholder must continue to hold those Shares through the date of the meeting and must comply with all of the other procedural requirements set forth in Rule 14a-8.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the OBCA or a Shareholder proposal made pursuant to the OBCA provisions described above, is required to comply with Section 7.3 of the By-laws. Section 7.3 of the By-laws provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 7.3 of the By-law and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in the By-laws, a copy of which is filed under the Company’s profile at www.sedarplus.ca and as Exhibit 3.2 to the Annual Report, which is available at www.sec.gov. For such Shareholder’s director nominee to be eligible for inclusion in the proxy statement, however, such nomination must be received by our registered office no later than April 3, 2027. In addition to satisfying the foregoing, Shareholders who intend to solicit proxies in support of director nominees other than Company-sponsored nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Under Rule 14a-19, the deadline for timely notice to the Company of a Shareholder director nomination is no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date, except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company. For the 2027 Annual Meeting, such deadline is April 3, 2027 (the same deadline as under our By-laws). If such written notice is not timely received or does not satisfy these additional information requirements, the notice will not be considered properly submitted and will not be acted upon at the 2027 Annual Meeting.

For any other Shareholder proposals to be presented at our next annual meeting of Shareholders, Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the first anniversary of the date of first mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the brokers or nominees will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2027 Meeting of Shareholders, if we are not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in our proxy statement, by March 22, 2027, the brokers or nominees will be allowed to use their discretionary authority with respect to the voting of proxies.

HOUSEHOLDING OF ANNUAL PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that Notice of Meeting paper copies of our proxy materials will be sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to our Chief Financial Officer at Village Farms International, Inc. 90, Colonial Center Parkway, Lake Mary, Florida, United States, 32746, telephone: 407-936-1190. Any Shareholder who wants to receive separate copies of these documents in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

INDEBTEDNESS

As of the date hereof, there is no indebtedness owing to the Company by any employees, officers or directors of the Company. The Company did not provide financial assistance to any employees, officers or directors for the purchase of securities during the year ended December 31, 2025 or from January 1, 2026 to the date hereof.

MANAGEMENT CONTRACT

The management functions of the Company are not, in any way, performed in a substantial degree by a person or persons other than the directors or the executive officers of the Company.

ADDITIONAL INFORMATION

Additional information relating to us, including our most current Annual Report on Form 10-K (together with documents incorporated therein by reference), our consolidated financial statements for the year ended December 31, 2025, the report of the independent registered public accounting firm thereon, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2025 can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR+ at www.sedarplus.ca Copies of our Annual Report, including the financial statements and the financial statement schedules, required to be filed with the SEC, are available upon written request, free of charge, to our securityholders. Requests should be in writing and addressed to the attention of Stephen C. Ruffini, Chief Financial Officer, at 90 Colonial Center Parkway, Lake Mary, Florida, United States, 32746. Our financial information is provided in our consolidated financial statements for the year ended December 31, 2025 and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2025, which form a part of our Annual Report.

DIRECTORS’ APPROVAL

The contents and sending of this Proxy Statement have been approved by our directors.

/s/ John R. McLernon

Chairman

APPENDIX A

VILLAGE FARMS INTERNATIONAL, INC. (the “Company”)

MANDATE OF THE BOARD OF DIRECTORS

The purpose of this document is to summarize the governance and management roles and responsibilities of the board of directors of the Company (the “Board”).

1.
ACCOUNTABILITY

The Board is responsible to shareholders.

2.
ROLE

The role of the Board is to focus on governance and stewardship of the business carried on by the Company as a whole. The Board will review strategy, assign responsibility for achievement of that strategy, and monitor performance against those objectives. In fulfilling this role, the Board will regularly review the strategic plans developed by management so that they continue to be responsive to the changing business environment in which the Company operates.

3.
RESPONSIBILITIES

In order that the Board fulfills its role, the Board will:

(a)
Define Shareholder Expectations
•
Satisfy itself that there is effective communication between the Board and the Company’s shareholders, other stakeholders, and the public.
•
Determine, from time to time, the appropriate criteria against which to evaluate performance, and set corporate strategic goals and objectives within this context.
(b)
Establish Strategic Goals, Performance Objectives, Operational Policies and Identify Principal Risks

The Board will review and approve broad strategic corporate objectives and establish corporate values against which the performance of the Company will be measured. In this regard, the Board will, at least annually:

•
Approve long-term strategies;
•
Review and approve management of the Company’s strategic and operational plans so that they are consistent with long-term goals;
•
Approve strategic and operational policies within which management of the Company will operate;
•
Identify the principal risks of the Company and ensure implementation of appropriate systems to manage these risks;
•
Set targets against which to measure corporate and executive performance of the Company;
•
Satisfy itself that a portion of executive compensation is linked appropriately to Company performance; and
•
Satisfy itself that a process is in place with respect to the appointment, development, evaluation and succession of senior management of the Company.
(c)
Delegate Management Authority to the Chief Executive Officer
•
Ensure that the Board delegates to the Chief Executive Officer the authority to manage and supervise the business of the Company and decisions regarding the ordinary course of business and operations.
•
Determine what, if any, executive limitations may be required in the exercise of the authority delegated to management.

(d)
Monitor Corporate Performance
•
Understand, assess and monitor the principal risks of all aspects of the businesses in which the Company is engaged.
•
Monitor performance of the Company against both short-term and long-term strategic plans and annual performance targets, and monitor compliance with Board policies and the effectiveness of risk management practices.
•
Ensure that the boards of directors of the Company’s subsidiaries monitor compliance by management of its subsidiaries with internal controls and effective management information systems.
(e)
Develop Board Processes
•
Develop an approach relating to the conduct of the Board’s business and the fulfillment of the Board’s responsibilities.
•
Develop the Board’s approach to corporate governance through the Board’s Corporate Governance and Nominating Committee.
4.
QUALIFICATIONS OF DIRECTORS

Directors are expected to have the highest personal and professional ethics and values and be committed to advancing the best interests of the Company and its shareholders. They are also expected to possess skills and competencies in areas that are relevant to the Company’s activities and that enhance the ability of the Board to effectively oversee the business and affairs of the Company.

A majority of the Board must be independent. Independent shall have the meaning, as the context requires, given to it in National Instrument 52-110 Audit Committees, as may be amended from time to time. The chairperson of the Board (the “Chair of the Board”) must be an independent director. The Chair of the Board should act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties. The position description for the Chair of the Board is attached hereto as Schedule A.

Each director must have an understanding of the Company’s principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Company relative to its principal competitors. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors, who experience a significant change in their personal circumstances, including a change in their principal occupation, are expected to advise the chairperson of the Corporate Governance and Nominating Committee (the “Committee Chair”) and, if determined appropriate by the Board on the recommendation of the Corporate Governance and Nominating Committee, resign from the Board.

5.
MEETINGS

The Board has meetings at least once in each quarter, with additional meetings held when required. Additional meetings may be called by the Chair of the Board or any two directors on proper notice. Board meetings may be held by telephonic means.

The Chair of the Board is primarily responsible for the agenda. Prior to each Board meeting, the Chair of the Board will discuss agenda items for the meeting with the Chief Executive Officer of the Company, and other members of the Board. Any director may propose the inclusion of items on the agenda, request the presence of, or a report by any member of senior management of the Company, or at any Board meeting raise subjects that are not on the agenda for that meeting.

The Audit and Risk Committee of the Company has meetings quarterly, with additional meetings held when required. The Compensation Committee and the Corporate Governance and Nominating Committee of the Company have meetings as often as deemed necessary. Meeting frequency and agendas for the standing committees may change from time to time, however, depending on opportunities or risks faced by the Company and its subsidiaries. The committee chairperson or any two members of a committee may call a committee meeting, request that an item be included on the committee’s agenda or raise subjects that are not on the agenda for that meeting.

Audit and Risk Committee meetings can also be called by the Company’s auditor or the Chief Financial Officer of the Company. Notice of the place, day and time of each Board or committee meeting must be served on each director or manager at least 48 hours prior to the meeting. Directors or committee members, however, may waive notice of any meeting. Attendance of a director, in person or by telephone, at a Board meeting shall constitute a waiver of notice of that meeting except, with respect to Board meetings, in circumstances described in the By-laws of the Company (the “By-laws”). The notice needs to state the purpose or purposes for which the meeting of directors or managers is being held.

(a)
Procedures for Board Meetings
•
Subject to the Company’s By-laws, procedures for Board meetings are determined by the Chair of the Board unless otherwise determined by a resolution of the Board.
•
Subject to the Company’s By-laws, procedures for committee meetings are determined by the committee chairperson unless otherwise determined by a resolution of the committee or the Board.
•
A quorum for any Board or committee meeting shall be as required by the constating documents of the Company.
6.
DIRECTORS’ RESPONSIBILITIES
(a)
Attendance and Participation
•
Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. A director who is unable to attend a meeting in person may participate by telephone or teleconference. The Board or any committee may also take action from time to time by unanimous written consent.
•
In advance of each Board or committee meeting, members will receive the proposed agenda and other materials necessary to the directors’ understanding of the matters to be considered. Directors are expected to spend the time needed to review the materials in advance of such meetings and to actively participate in such meetings.
(b)
Service on Other Boards and Audit and Risk Committee
•
The Board does not believe that its members should be prohibited from serving on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair of the Board in advance of accepting an invitation to serve on the board of another public company and, as a general rule, directors are not allowed to join a board of another public company on which two or more other directors of the Company serve.
(c)
Access to Independent Advisors
•
The Board and any committee may at any time retain outside financial, legal or other advisors at the expense of the Company and have the authority to determine the advisors’ fees and other retention terms. Any director may, subject to the approval of the Chair of the Board, retain an outside advisor at the expense of the Company.
7.
EVALUATION OF BOARD, DIRECTORS AND COMMITTEES

The Corporate Governance and Nominating Committee, in consultation with the Chair of the Board, will ensure that an appropriate system is in place to evaluate and perform an annual evaluation of the effectiveness of the Board as a whole as well as the committees of the Board, and the boards of directors or managers and board committees of the Company’s subsidiaries, to ensure they are fulfilling their respective responsibilities and duties. In connection with these evaluations, each director will be requested to provide his or her assessment of the effectiveness of the Board and each committee as well as the performance of individual directors. These evaluations should take into account the competencies and skills each director is expected to bring to his or her particular role on the Board or on a committee, as well as any other relevant facts. The position description for a committee chairperson is attached hereto as Schedule B.

8.
MANAGEMENT
(a)
Management’s Role
•
The primary responsibility of management of the Company is to safeguard the Company’s assets and to create wealth for shareholders. When performance is found to be inadequate, the Board has the responsibility to bring about appropriate change.
•
Management of the Company is under the direction of its Chief Executive Officer. The Board shall take such steps as it deems necessary to satisfy itself as to the integrity of the Chief Executive Officer and other executive officers of the Company and that such individuals create a culture of integrity throughout the Company.
(b)
Management’s Relationship to the Board
•
Senior management of the Company, primarily through the Chief Executive Officer, reports to and is accountable to the Board.
•
Business plans are developed to ensure the compatibility of shareholder, Board and management views on the Company and the Company’s subsidiaries’ strategic direction, performance targets and utilization of shareholders’ equity. A meeting of the Board is held each year to review the strategic initiatives and the business plan submitted by senior management of the Company.
(c)
Board Access to Management
•
Information provided by management to directors is critical to their effectiveness. In addition to the reports presented to the Board at its regular and special meetings, the Board is also kept informed on a timely basis by management of the Company with respect to developments and key decisions taken by management in pursuing the Company’s business plan. The directors periodically assess the quality, completeness and timeliness of information provided by management to the Board.
(d)
Management Performance Review and Rewards
•
The Corporate Governance and Nominating Committee of the Company annually reviews the position description of the Chief Executive Officer. The Compensation Committee establishes objectives against which his or her performance is reviewed, with his or her compensation or level being assessed against these agreed objectives. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer.
•
The compensation plans of the Company are based on maintaining a direct link between management rewards and the wealth created for shareholders.
9.
COMMUNICATION AND DISCLOSURE POLICIES

The Company has adopted a Disclosure and Insider Trading Policy, which summarizes its policies and practices regarding disclosure of material information to investors, analysts and the media. The purpose of this policy is to ensure that the Company’s communications with the investment community are timely, consistent and in compliance with all applicable securities legislation. The Disclosure and Insider Trading Policy is reviewed annually by the Board and is available on the Company’s website.

The Company endeavors to keep its shareholders informed of its progress through a comprehensive annual report, annual information form, quarterly interim reports and periodic press releases. It also maintains a website that provides summary information about the Company and ready access to its published reports, press releases, statutory filings and supplementary information provided to analysts and investors. Directors and management meet with the Company’s shareholders at the annual meeting and are available to respond to questions at that time.

The Company also maintains an investor relations program to respond to inquiries in a timely manner. Management meets on a regular basis with investment analysts, financial advisors and interested members of the public to ensure that accurate information is available to investors, including quarterly conference calls to discuss the Company’s financial results. The Company also endeavors to ensure that the media is kept informed of developments as they occur and have an opportunity to meet and discuss these developments with the Company’s designated spokespersons.

10.
CODE OF ETHICS AND WHISTLEBLOWER POLICY

The Board expects all directors, managers, officers and employees of the Company and its subsidiaries to conduct themselves in accordance with the highest ethical standards and to adhere to the Company’s Code of Ethics and Whistleblower Policy (the “Code”). Any waiver of the Code for officers, directors or managers may only be made by the Board or the Compensation and Corporate Governance Committee and will be disclosed to shareholders by the Company to the extent required by law, regulation or stock exchange requirement.

11.
PROHIBITION ON PERSONAL LOANS

The Company will not, either directly or indirectly, including through its subsidiaries, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer.

12.
FEEDBACK

The Board welcomes input and comments from shareholders of the Company. Input or comments for the Board or its committees should be directed to the Company Secretary at:

Board of Directors of Village Farms International, Inc.

c/o Stephen C. Ruffini, Company Secretary

Village Farms International, Inc.

90 Colonial Center Parkway

Lake Mary, Florida

32746

SCHEDULE A

Position Description of Chairperson of the Board (the “Chair of the Board”)

The Chair of the Board of the Company is principally responsible for overseeing the operations and affairs of the Board. In fulfilling his or her responsibilities, the Chair of the Board will:

(a)
provide leadership to foster the effectiveness of the Board;
(b)
ensure there is an effective relationship between the Board and senior management of the Company;
(c)
ensure that the appropriate committee structure is in place and assist the Corporate Governance and Nominating Committee in making recommendations for appointments to such committees;
(d)
in consultation with the other members of the Board and the Chief Executive Officer of the Company, prepare the agenda for each meeting of the Board;
(e)
ensure that all directors receive the information required for the proper performance of their duties, including information relevant to each meeting of the Board;
(f)
chair Board meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decision-making is reached and accurately recorded;
(g)
together with the Corporate Governance and Nominating Committee, ensure that an appropriate system is in place to evaluate the performance of the Board as a whole, the Board’s committees and individual directors, and make recommendations to the Corporate Governance and Nominating Committee for changes when appropriate;
(h)
work with the Chief Executive Officer of the Company and other members of senior management to monitor progress on strategic planning, policy implementation and succession planning; and
(i)
provide additional services required by the Board.

SCHEDULE B

Position Description of Committee Chairperson (a "Committee Chair")

A Committee Chair is principally responsible for overseeing the operations and affairs of his or her particular committee. In fulfilling his or her responsibilities, a Committee Chair will:

(a)
provide leadership to foster the effectiveness of the Committee;
(b)
ensure there is an effective relationship between the Board and the committee;
(c)
ensure that the appropriate charter is in effect and assist the Corporate Governance and Nominating Committee in making recommendations for amendments to the charter;
(d)
in consultation with the other members of the committee and Board, where appropriated, prepare the agenda for each meeting of the committee;
(e)
ensure that all committee members receive the information required for the proper performance of their duties, including information relevant to each meeting of the committee;
(f)
chair committee meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual members and confirming that clarity regarding decision-making is reached and accurately recorded; and
(g)
together with the Corporate Governance and Nominating Committee, ensure that an appropriate system is in place to evaluate the performance of the committee as a whole, the committee's individual members, and make recommendations to the Corporate Governance and Nominating Committee for changes when appropriate; and provide additional services required by the Board.

VILLAGE FARMS INTERNATIONAL, INC. S000001Q01* HGGQ 000001 SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SS X9X X9X COMMON SHARES CANADA Holder Account Number C9999999999 IND Fold Form of Proxy - Annual General Meeting of Shareholders to be held on June 28, 2024 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Fold Proxies submitted must be received by 12:00 p.m., Eastern Time, on June 26, 2024. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK Call the number listed BELOW from a touch Go to the following web site: You can enroll to receive future securityholder You can attend the meeting virtually by visiting tone telephone. www.investorvote.com communications electronically by visiting the URL provided on the back of this www.investorcentre.com. document. Smartphone? 1-866-732-VOTE (8683) Toll Free Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of thisproxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 HGGQ_PRX_365398/000001/000001/i SAM SAMPLE C9999999999 *C9999999999*

SAM SAMPLE

C9999999999

IND C01

## Appointment of Proxyholder

OR

### 1. Number of Directors

To set the number of Directors at seven (7).

For ☐ Against ☐

Fold

### 2. Election of Directors

### 3. Appointment of Auditors

For ☐ Withhold ☐

For ☐ Against ☐ Withhold ☐

Fold

### Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Date

DD / MM / YY

Signing Capacity

HGGQ 384234 1APDIZ AR1 99999

IND C01 *C9999999999* Appointment of Proxyholder I/We being holder(s) of securities of Village Farms International, Inc. (the Print the name of the person you are OR “Company”) hereby appoint: John R. McLernon, or failing this person, appointing if this person is someone Stephen C. Ruffini (the "Management Nominees") other than the Management Nominees listed herein. Note: If completing the appointment box above YOU MUST go tohttp://www.computershare.com/VillageFarms and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an invite code to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held online athttps://meetnow.global/MYQ5GPQ on June 28, 2024 at 12:00 p.m., Eastern Time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors Withhold Withhold Withhold Fold 01. John R. McLernon 02. John P. Henry 03. David Holewinski 04. Kathleen M. Mahoney 05. Christopher C. Woodward 06. Carolyn Hauger 07. Michael A. DeGiglio 08. Stephen C. Ruffini For Against Abstain 2. Approval of the Compensation of the Company’s Named Executive Officers Approval of the compensation of the Company’s named executive officers on an advisory, non binding basis. For Withhold 3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to serve as the Company's independent auditor for the ensuing year and authorizing the Directors to fix their remuneration. Fold Signature of Proxyholder Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. Interim Financial Statements Mark this box if you would Annual Financial Statements Mark this box if you would Proxy Statement Mark this box if you would like to like to receive Interim Financial Statements and like to receive the Annual Financial Statements and receive the Proxy Statement by mail for the next accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by securityholders' meeting.mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. H G G Q 3 6 5 3 9 8 1 A P I Z A R 1 9 9 9 9 9